UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2001

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)
Item 5. Other Events.

On October 23, 2001, Brown & Brown, Inc., a Florida corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein, announcing a stock split in the form of a stock dividend.

Pursuant to Rule 416 of the Securities Act of 1933, as amended, the following Registration Statements, filed by Brown & Brown with the Securities and Exchange Commission, shall be hereby deemed to be amended to cover the additional securities issuable with respect to the securities originally covered by such Registration Statements as a result of the stock dividend: (1) Registration Statement on Form S-3, filed on March 30, 2001 (File No. 333-58008); (2) Registration Statement on Form S-3, filed on March 30, 2001 (File No. 333-58004); (3) Registration Statement on Form S-3, filed on March 30, 2001 (File No. 333-58006); (4) Registration Statement on Form S-3, filed on September 28, 2001 (File No. 333-70480); (5) Registration Statement on Form S-4, filed on August 13, 2001 (File No. 333-67408); and (6) Registration Statement on Form S-4, filed on August 13, 2001 (File No. 333-67418).

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits.
		99	Press Release, dated October 23, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

By: /s/ Cory T. Walker
Cory T. Walker, Chief Financial Officer

Date: October 24, 2001